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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference, in the registration statement of WellPoint Health Networks Inc. on Form S-8 (File No. 333-________) of our report dated February 14. 1997, on our audits of the consolidated financial statements of WellPoint Health Networks Inc.

                                                          COOPERS & LYBRAND LLP

Los Angeles, California
December 8, 1997